Lazard Global Total
Return and Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 , 2 0 1 3

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended March 31, 2013. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the first quarter 2013, the Fund’s net asset value (“NAV”) performance was behind its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). However, we are pleased with LGI’s favorable NAV performance over the one-, three-, and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2013)

For the first quarter of 2013, the Fund’s NAV returned 7.0%, underperforming the Index return of 7.7%. Alternatively, the Fund’s NAV performance outperformed the Index for the twelve months ended March 31, 2013, gaining 15.7% versus 11.9% for the Index as well as for the three- and five-year periods then ended. In addition, on an annualized basis since inception, the Fund’s NAV return of 6.8% is ahead of the 5.5% return for the Index. Shares of LGI ended the first quarter of 2013 with a market price of $16.42, representing a 10.6% discount to the Fund’s NAV of $18.36.

The Fund’s net assets were $176.3 million as of March 31, 2013, with total leveraged assets of $240.9 million, representing a 26.7% leverage rate. This leverage rate is higher than that at the end of the fourth quarter of 2012 (26.5%), but below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, a higher-than-Index exposure to the health care sector contributed to performance for the first quarter. In contrast, stock selection in the financials sector and within Japan detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was slightly negative in March, but was positive in the first quarter. It has contributed positively to performance since inception.

As of March 31, 2013, 68.0% of the Fund’s total leveraged assets consisted of global equities, 29.2% consisted of emerging market currency and debt instruments, and 2.8% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.09073 represents a distribution yield of 6.6% based on the Fund’s $16.42 market price as of the close of trading on the NYSE on March 31, 2013. It is currently estimated that $0.17965 of the $0.27219 distributed per share year-to-date through March 31, 2013 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(68.0% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2013, 44.2% of these stocks were based in North America, 25.8% were based in continental Europe (not including the United Kingdom), 15.4% were from the United Kingdom, 9.2% were from Japan, 4.3% were from the rest of Asia (not including Japan), and 1.1% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2013, were: health care (19.5%), which includes health care equipment and services, and pharmaceuticals biotechnology and life sciences; and financials (18.9%), which includes banks, diversified financials, insurance, and real estate. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, information technology, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.2% as of March 31, 2013.

Global Equity Markets Review
Global markets rose during the first quarter. In the United States, the market returned to record-high levels last seen in 2007, as investors continued to be encouraged by signs of U.S. economic recovery. Housing data continued to improve, and the unemployment rate declined to 7.7%, its lowest level in over four years. In Japan, investors were encouraged by the government’s pick for its next central bank chief, who is expected to use more aggressive monetary policy in an attempt to spur economic growth and end the extended period of deflation. However, in Europe, political and fiscal uncertainty continued to weigh on the market, as events in Cyprus and Italian elections proved to be flashpoints. Investors also remained concerned over Chinese GDP growth.

What Helped and What Hurt LGI
The global equity portfolio benefited from a higher-than-Index exposure to the health care sector. Stock selection in the materials sector also contributed to performance, with shares of construction materials maker CRH rising after the company reported quarterly results which exceeded expectations. Stock selection in the industrials sector also helped returns. Shares of diversified technology and manufacturing company Honeywell rose after the company reported solid quarterly earnings, driven by strength in its Automation and Control Solutions segment.

Stock selection within Japan detracted from performance in the first quarter. Shares of Canon were weak due to slow sales in the laser printer segment and continued concerns over the compact camera market. In addition, stock selection in the financials sector detracted from performance. Shares of Spanish financial services company Banco Santander fell after the company reported quarterly earnings which were below expectations. Results were negatively impacted as the company set aside capital for potential further losses on loans. The stock was also affected by negative macroeconomic sentiment surrounding high and rising Spanish unemployment and Cyprus contagion fears. Stock selection in the consumer staples sector also hurt returns. Shares of supermarket operator Wm Morrison Supermarkets lagged peers.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(29.2% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2013, this portfolio consisted of forward currency contracts (78.0%) and sovereign debt obligations (22.0%). The average duration of the emerging market currency and debt portfolio decreased from approximately 7 months to approximately 4 months during the first quarter, with an average yield of 5.6%2 as of March 31, 2013.

Emerging Market Currency and Debt Market Review
Emerging local markets performed well in January, but were mixed in February, and ended flat (in aggregate) for March; however, individual countries’ returns were highly disparate. Strongest gains were from liquid markets such as Mexico, Thailand, India, and Chile, and frontier markets Uganda and Uruguay. Disparate performance between Asian countries was particularly pronounced, with strong gains in Thailand and India countered by sizeable losses in South Korea and Taiwan due to competitiveness concerns arising from Japan’s markedly weaker yen, as well as rising geopolitical tensions on the Korean peninsula. Results from Africa were explained mostly by both positive and negative idiosyncrasies.

Country-specific growth, balance of payments, and policy trajectory appear to have re-emerged as the primary drivers of return differentiation within emerging local markets. This suggests that, despite continued headwinds from Europe and mixed data from the United States and China, steps being taken by policy-makers in Europe to provide liquidity and address both solvency stress and the ongoing, aggressive monetary stimulus across the G4 nations, are proving helpful in directing the market’s attention away from the risk-on/risk-off dynamic of recent years and toward idiosyncratic emerging-market opportunities.

What Helped and What Hurt LGI
Mexico was the top-performing emerging local market year-to-date, and is one of the portfolio’s largest exposures. The peso rally continued amid a yield-hungry, low-volatility global backdrop and an improved outlook for exports as demand recovers in the United States. In addition, Mexico benefited from the potential benefits of its reform drive, as did India from its respective reform drive. Thailand was the top-performing market in Asia, and the Fund’s high exposure to the country helped performance. Thailand continues to benefit from the post-flood recovery, which has rebuilt the export infrastructure there. However, the position has been trimmed as the current account surplus is shrinking while domestic rhetoric against the pace of rapid baht gains is rising following its marked intra-regional outperformance. A large position in Serbia aided performance, as foreign-exchange and local debt rallied on high carry, the yield curve compressed, exports and current-account financing improved, rates continued to rise, and fiscal tightening appears forthcoming. High exposure to Brazil also added to returns amid attractive yield, while volatility has been limited by two-way intervention.

Frontier local markets continue to prove their power as portfolio diversifiers, evidenced once more when compared to the more liquid, mainstream countries that came under corrective pressure during March. Uganda, Uruguay, Ghana, and Nigeria added to returns as high yield and low foreign-exchange volatility have buoyed these markets.

Conversely, in Hungary, the Fund’s modest exposure hurt performance as the currency market weakened due to the unpredictable policy framework, and in anticipation of potentially unorthodox decisions from the new central bank governor. South Korea detracted from returns due to weak export data, competitiveness concerns relative to a markedly weaker yen, and rising tensions with North Korea, which caused the won to depreciate sharply. Modest exposure to South Africa hurt performance due to the country’s rating downgrade, wide current account deficit, slow growth, rising inflation, and a non-interventionist central bank, which weighed on the rand. Colombia also detracted from returns amid coordinated government and central bank policy to weaken the peso.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns* Periods Ended March 31, 2013
(unaudited)
	One Year	Five Years	Since Inception**
Market Price	19.09%	4.91%	5.80%
Net Asset Value	15.65%	3.24%	6.78%
MSCI World Index	11.85%	2.23%	5.53%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2013 (unaudited)

Security	Value	Percentage of Net Assets
HSBC Holdings PLC Sponsored ADR	$6,402,614	3.6%
Mitsubishi UFJ Financial Group, Inc. ADR	6,305,400	3.6
Johnson & Johnson	5,873,421	3.3
Novartis AG ADR	5,620,836	3.2
Roche Holding AG Sponsored ADR	5,414,640	3.1
Sanofi SA ADR	5,373,616	3.1
Microsoft Corp.	5,365,090	3.0
International Business Machines Corp.	5,217,318	3.0
Honeywell International, Inc.	4,875,145	2.8
The Home Depot, Inc.	4,866,108	2.8

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
March 31, 2013 (unaudited)

Description	Shares	Value

Common Stocks—92.7%

Australia—1.5%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,634,555

Finland—1.2%
Sampo Oyj, A Shares ADR	109,500	2,108,970

France—5.6%
GDF Suez Sponsored ADR	75,981	1,463,394
Sanofi SA ADR	105,200	5,373,616
Total SA Sponsored ADR	64,000	3,070,720

		9,907,730

Germany—2.7%
SAP AG Sponsored ADR	59,300	4,776,022

Ireland—2.1%
CRH PLC Sponsored ADR	168,070	3,712,666

Israel—1.0%
Israel Chemicals, Ltd. ADR	140,700	1,820,658

Italy—1.9%
Eni SpA Sponsored ADR	74,250	3,333,082

Japan—8.6%
Canon, Inc. Sponsored ADR	44,700	1,640,043
Hoya Corp. Sponsored ADR	73,500	1,384,005
Mitsubishi UFJ Financial Group, Inc.
ADR	1,050,900	6,305,400
Nomura Holdings, Inc. ADR	413,045	2,548,488
Sumitomo Mitsui Financial Group, Inc.
Sponsored ADR	393,600	3,211,776

		15,089,712

Singapore—2.5%
Singapore Telecommunications, Ltd.
ADR	151,100	4,377,367

Spain—1.3%
Banco Santander SA Sponsored ADR	349,623	2,380,933

Switzerland—9.1%
Novartis AG ADR	78,900	5,620,836
Roche Holding AG Sponsored ADR	92,400	5,414,640
UBS AG	154,572	2,378,863
Zurich Insurance Group AG ADR	92,500	2,580,759

		15,995,098

United Kingdom—14.3%
BP PLC Sponsored ADR	102,155	4,326,264
British American Tobacco PLC
Sponsored ADR	37,700	4,035,785
GlaxoSmithKline PLC Sponsored ADR	80,200	3,762,182
HSBC Holdings PLC Sponsored ADR	120,034	6,402,614
Unilever PLC Sponsored ADR	99,100	4,185,984
Wm Morrison Supermarkets PLC ADR	120,300	2,528,706

		25,241,535

United States—40.9%
Cisco Systems, Inc.	220,400	4,608,564
Comcast Corp., Class A	106,120	4,204,475
ConocoPhillips	32,900	1,977,290
Emerson Electric Co.	67,600	3,776,812
Halliburton Co.	89,900	3,632,859
Honeywell International, Inc.	64,700	4,875,145
Intel Corp.	155,400	3,395,490
International Business Machines Corp.	24,460	5,217,318
Johnson & Johnson	72,040	5,873,421
Merck & Co., Inc.	75,300	3,330,519
Microsoft Corp.	187,525	5,365,090
Oracle Corp.	100,440	3,248,230
PepsiCo, Inc.	41,100	3,251,421
Pfizer, Inc.	87,566	2,527,155
The Bank of New York Mellon Corp.	103,600	2,899,764
The Home Depot, Inc.	69,735	4,866,108
United Technologies Corp.	47,200	4,409,896
Wal-Mart Stores, Inc.	62,800	4,699,324

		72,158,881

Total Common Stocks (Identified cost $150,526,342)		163,537,209

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Description	Principal Amount (000) (a)	Value

Foreign Government Obligations—10.5%
Brazil—3.3%
Brazil NTN-B:
6.00%, 05/15/15	4,330	$5,273,386
6.00%, 08/15/16	503	616,273

		5,889,659

Colombia—0.1%
Republic of Colombia, 12.00%, 10/22/15	305,000	201,078

Hungary—0.2%
Hungary Treasury Bill, 0.00%, 04/17/13	88,700	372,908

Mexico—2.1%
Mexican Bonos: 7.00%, 06/19/14	19,360	1,620,845
9.50%, 12/18/14	16,100	1,418,336
Mexican Udibonos, 5.00%, 06/16/16	7,313	665,775

		3,704,956

Romania—1.4%
Romania Government Bonds:
5.85%, 07/28/14	4,500	1,311,468
5.80%, 10/26/15	2,000	584,361
5.90%, 07/26/17	1,700	498,809

		2,394,638

Russia—0.7%
Russian Government Bonds—OFZ:
7.50%, 02/27/19	11,500	388,821
7.60%, 04/14/21	27,300	921,625

		1,310,446

South Africa—0.3%
Republic of South Africa, 5.50%, 12/07/23	2,727	438,901

Turkey—1.4%
Turkey Government Bonds:
8.00%, 10/09/13	800	446,537
10.00%, 12/04/13	540	305,919
3.00%, 07/21/21	2,769	1,738,743

		2,491,199

Uruguay—1.0%
Uruguay Monetary Regulation Bills:
0.00%, 05/09/13	2,350	123,587
0.00%, 06/27/13	4,650	241,546
0.00%, 07/05/13	19,770	1,025,240
0.00%, 08/15/13	6,000	307,399

		1,697,772

Total Foreign Government Obligations (Identified cost $17,822,428)		18,501,557

Description	Shares	Value

Short-Term Investment—3.1%
State Street Institutional Treasury Money Market Fund (Identified cost $5,451,477)	5,451,477	$5,451,477

Total Investments—106.3% (Identified cost $173,800,247) (b), (c)		$187,490,243
Liabilities in Excess of Cash and Other Assets—(6.3)%		(11,185,167)

Net Assets—100.0%		$176,305,076

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	RBC	04/02/13	2,371,684	$1,180,530	$1,173,666	$—	$6,864
BRL	RBC	05/03/13	1,617,945	811,000	797,876	—	13,124
CLP	CIT	04/29/13	394,627,860	827,000	833,637	6,637	—
CLP	RBC	04/08/13	395,883,250	833,000	838,881	5,881	—
CLP	UBS	04/10/13	425,731,740	894,000	901,864	7,864	—
CLP	UBS	04/15/13	238,644,000	504,000	505,167	1,167	—
CNY	BRC	04/26/13	9,369,120	1,490,000	1,505,549	15,549	—
CNY	HSB	06/19/13	7,667,636	1,221,000	1,228,529	7,529	—
CNY	JPM	05/28/13	10,457,170	1,660,000	1,677,424	17,424	—
COP	CIT	04/23/13	1,341,315,000	738,000	733,360	—	4,640
COP	JPM	05/21/13	1,601,586,000	880,718	873,639	—	7,079
COP	UBS	04/11/13	894,140,000	494,000	489,403	—	4,597
COP	UBS	04/24/13	1,759,660,740	985,749	962,001	—	23,748
CZK	BNP	04/05/13	804,675	40,066	40,018	—	48
CZK	BNP	04/05/13	16,788,103	851,000	834,907	—	16,093
CZK	BNP	07/08/13	16,945,611	858,910	843,292	—	15,618
CZK	JPM	05/06/13	16,869,132	858,465	839,131	—	19,334
CZK	JPM	06/06/13	17,029,608	864,309	847,299	—	17,010
CZK	JPM	06/06/13	18,737,736	953,271	932,286	—	20,985
DOP	CIT	04/15/13	7,088,400	175,891	172,719	—	3,172
DOP	CIT	04/16/13	13,565,650	336,533	330,466	—	6,067
EUR	BNP	04/30/13	499,000	648,650	639,756	—	8,894
EUR	BNP	05/20/13	249,500	324,575	319,926	—	4,649
EUR	BRC	06/25/13	279,776	363,031	358,846	—	4,185
EUR	CIT	04/11/13	161,000	209,172	206,389	—	2,783
EUR	CIT	04/11/13	374,000	484,592	479,438	—	5,154
EUR	CIT	05/20/13	2,192,557	2,938,509	2,811,440	—	127,069
EUR	JPM	05/28/13	443,408	584,000	568,602	—	15,398
GHS	SCB	04/17/13	250,000	125,313	128,165	2,852	—
GHS	SCB	04/19/13	240,500	122,704	123,176	472	—
GHS	SCB	04/22/13	2,012,000	1,026,007	1,029,000	2,993	—
GHS	SCB	05/28/13	1,321,000	661,658	663,955	2,297	—
HUF	BNP	04/30/13	187,226,738	825,000	785,928	—	39,072
HUF	CIT	05/07/13	119,000,000	501,640	499,119	—	2,521
HUF	JPM	06/26/13	312,116,000	1,310,530	1,302,311	—	8,219
HUF	UBS	05/21/13	84,457,440	356,000	353,665	—	2,335

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

IDR	JPM	04/29/13	6,068,057,000	$619,000	$622,256	$3,256	$—
IDR	SCB	04/18/13	10,986,060,000	1,132,000	1,128,191	—	3,809
INR	BRC	04/15/13	30,729,540	564,000	563,953	—	47
INR	BRC	04/15/13	69,083,800	1,247,000	1,267,837	20,837	—
INR	JPM	05/13/13	51,994,130	937,000	948,617	11,617	—
INR	SCB	04/08/13	82,359,900	1,530,000	1,513,743	—	16,257
INR	SCB	05/20/13	30,680,440	559,199	558,958	—	241
KRW	JPM	04/29/13	467,755,500	435,000	419,771	—	15,229
KRW	SCB	04/22/13	1,097,406,000	984,000	985,222	1,222	—
KRW	SCB	05/28/13	520,907,400	468,000	466,745	—	1,255
KRW	UBS	04/15/13	1,406,183,400	1,278,000	1,262,937	—	15,063
KRW	UBS	05/13/13	1,400,642,000	1,271,000	1,256,009	—	14,991
KZT	CIT	04/08/13	65,846,310	433,000	436,123	3,123	—
KZT	CIT	06/24/13	62,450,000	404,469	411,582	7,113	—
KZT	CIT	09/26/13	106,216,700	694,000	694,428	428	—
KZT	HSB	05/02/13	101,350,000	667,654	670,459	2,805	—
KZT	HSB	07/09/13	35,031,150	228,335	230,601	2,266	—
KZT	HSB	07/09/13	67,800,000	441,694	446,310	4,616	—
KZT	HSB	10/30/13	134,019,200	868,000	873,242	5,242	—
KZT	UBS	05/28/13	93,024,750	613,943	614,279	336	—
MXN	JPM	04/22/13	3,220,564	258,830	260,248	1,418	—
MXN	JPM	04/22/13	5,470,123	440,635	442,031	1,396	—
MYR	HSB	05/07/13	1,819,368	583,000	586,086	3,086	—
MYR	JPM	04/08/13	9,264,711	2,971,077	2,990,690	19,613	—
MYR	JPM	04/18/13	2,592,920	830,000	836,399	6,399	—
NGN	CIT	04/15/13	67,477,800	422,000	423,727	1,727	—
NGN	CIT	04/23/13	50,545,650	287,191	316,476	29,285	—
NGN	CIT	06/10/13	88,925,890	551,000	547,498	—	3,502
NGN	CIT	07/23/13	37,185,000	201,000	225,703	24,703	—
NGN	CIT	09/19/13	37,403,000	226,000	222,936	—	3,064
NGN	SCB	04/11/13	80,074,500	502,981	503,565	584	—
NGN	SCB	05/02/13	53,784,000	304,725	335,652	30,927	—
NGN	SCB	06/18/13	169,370,700	1,041,000	1,039,914	—	1,086
NGN	SCB	06/20/13	88,718,400	545,624	544,346	—	1,278
PEN	CIT	05/02/13	2,256,780	870,000	870,537	537	—
RON	ING	04/18/13	2,731,202	839,401	791,107	—	48,294

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RON	JPM	04/22/13	4,002,210	$1,215,000	$1,158,659	$—	$56,341
RSD	BRC	04/08/13	136,192,440	1,595,039	1,552,750	—	42,289
RSD	CIT	04/11/13	38,781,960	458,741	441,719	—	17,022
RSD	CIT	04/11/13	112,882,750	1,370,269	1,285,712	—	84,557
RUB	BRC	09/27/13	40,319,568	1,266,000	1,259,385	—	6,615
RUB	UBS	06/25/13	7,106,008	227,000	225,357	—	1,643
RUB	UBS	06/25/13	23,060,440	644,327	731,328	87,001	—
RUB	UBS	07/01/13	23,785,680	664,590	753,586	88,996	—
SGD	HSB	04/22/13	2,182,877	1,747,000	1,759,973	12,973	—
THB	SCB	04/18/13	13,998,758	477,000	477,535	535	—
THB	SCB	04/18/13	15,988,896	539,000	545,424	6,424	—
THB	SCB	05/20/13	46,865,053	1,577,576	1,595,584	18,008	—
TRY	JPM	04/22/13	3,810,963	2,085,000	2,100,962	15,962	—
TRY	JPM	05/07/13	1,596,848	873,000	878,725	5,725	—
UGX	BRC	04/08/13	1,624,280,000	585,326	625,665	40,339	—
UGX	BRC	05/07/13	1,624,281,000	579,067	620,055	40,988	—
UGX	CIT	04/08/13	2,877,327,000	1,074,431	1,108,333	33,902	—
UYU	CIT	04/08/13	2,706,000	141,232	142,466	1,234	—
UYU	CIT	05/07/13	2,704,000	140,249	141,472	1,223	—
UYU	HSB	04/04/13	11,212,320	568,000	590,806	22,806	—
ZAR	BRC	05/20/13	5,381,516	579,000	581,539	2,539	—
ZAR	BRC	05/20/13	8,162,064	877,000	882,011	5,011	—
ZAR	CIT	04/30/13	6,290,730	675,000	681,633	6,633	—
ZAR	JPM	04/29/13	4,734,871	509,000	513,117	4,117	—
ZMW	CIT	04/08/13	3,428,300	637,823	638,594	771	—
ZMW	CIT	04/15/13	2,943,000	546,315	547,838	1,523	—
ZMW	SCB	04/22/13	2,172,015	399,929	404,056	4,127	—
ZMW	SCB	05/28/13	2,331,139	429,149	431,062	1,913	—
ZMW	SCB	09/19/13	1,936,218	343,972	348,426	4,454	—
ZMW	SCB	12/19/13	1,290,812	224,294	227,563	3,269	—

Total Forward Currency Purchase Contracts				$77,237,910	$77,190,343	$663,674	$711,241

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Sale Contracts open at March 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	RBC	04/02/13	2,371,684	$1,193,000	$1,173,665	$19,335	$—
BRL	RBC	05/03/13	2,368,565	1,175,000	1,168,038	6,962	—
CZK	BNP	04/05/13	17,592,777	881,000	874,925	6,075	—
CZK	BNP	07/08/13	804,675	40,089	40,044	45	—
EUR	BNP	05/20/13	2,441	3,223	3,130	93	—
EUR	BNP	05/20/13	635,000	831,723	814,238	17,485	—
EUR	BNP	07/08/13	662,000	858,910	849,185	9,725	—
EUR	BRC	04/08/13	1,212,000	1,595,039	1,553,653	41,386	—
EUR	CIT	04/11/13	345,342	458,741	442,701	16,040	—
EUR	CIT	04/11/13	999,670	1,370,269	1,281,495	88,774	—
EUR	CIT	05/20/13	1,420,696	1,840,000	1,821,709	18,291	—
EUR	ING	04/18/13	622,000	839,401	797,389	42,012	—
EUR	ING	04/22/13	1,382,543	1,848,274	1,772,433	75,841	—
EUR	JPM	05/06/13	657,000	858,465	842,360	16,105	—
EUR	JPM	05/28/13	337,366	437,000	432,619	4,381	—
EUR	JPM	05/28/13	4,157,750	5,495,382	5,331,661	163,721	—
EUR	JPM	06/06/13	664,000	864,309	851,534	12,775	—
EUR	JPM	06/06/13	732,000	953,271	938,739	14,532	—
EUR	UBS	04/30/13	370,246	484,107	474,683	9,424	—
HUF	BNP	04/30/13	152,419,550	648,650	639,817	8,833	—
HUF	CIT	05/07/13	19,030,380	87,000	79,819	7,181	—
JPY	HSB	06/21/13	109,425,950	1,150,000	1,163,086	—	13,086
JPY	SCB	04/26/13	142,085,568	1,524,000	1,509,616	14,384	—
RON	BNP	04/29/13	397,354	116,000	114,932	1,068	—
RSD	CIT	04/11/13	18,125,380	209,171	206,444	2,727	—
RSD	CIT	04/11/13	42,043,958	484,591	478,872	5,719	—
TRY	BRC	07/10/13	93,005	47,835	50,745	—	2,910
TRY	CIT	07/10/13	1,100,468	565,793	600,428	—	34,635
UGX	CIT	04/08/13	667,296,000	252,000	257,039	—	5,039
UGX	CIT	05/07/13	839,317,500	315,000	320,402	—	5,402

Total Forward Currency Sale Contracts				$27,427,243	$26,885,401	602,914	61,072

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,266,588	$772,313

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2013 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNY	—	Chinese Renminbi	NGN	—	Nigerian Naira
COP	—	Colombian Peso	PEN	—	Peruvian New Sol
CZK	—	Czech Koruna	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RSD	—	Serbian Dinar
EUR	—	Euro	RUB	—	Russian Ruble
GHS	—	Ghanaian Cedi	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KRW	—	South Korean Won	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge	ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2013 (unaudited)

(a)	Principal amount denominated in respective country’s currency.

(b)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(c)

For federal income tax purposes, the aggregate cost was $173,800,247, aggregate gross unrealized appreciation was $33,607,064, aggregate gross unrealized depreciation was $19,917,068, and the net unrealized appreciation was $13,689,996.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry (as a percentage of net assets):

Agriculture	1.0%
Alcohol & Tobacco	2.3
Banking	10.4
Cable Television	2.4
Computer Software	7.6
Energy Integrated	7.2
Energy Services	2.0
Financial Services	4.4
Food & Beverages	1.8
Gas Utilities	0.8
Household and Personal Products	2.4
Housing	2.1
Insurance	2.7
Manufacturing	7.4
Metals & Mining	1.5
Pharmaceutical & Biotechnology	18.1
Retail	6.9
Semiconductors & Components	3.6
Technology Hardware	5.6
Telecommunications	2.5

Subtotal	92.7
Foreign Government Obligations	10.5
Short-Term Investment	3.1

Total Investments	106.3%

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Valuation of Investments:

Market values for securities listed on the NYSE, NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2013 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2013

Assets:
Common Stocks*	$163,537,209	$—	$—	$163,537,209
Foreign Government Obligations*	—	18,501,557	—	18,501,557
Short-Term Investment	—	5,451,477	—	5,451,477
Other Financial Instruments**
Forward Currency Contracts	—	1,266,588	—	1,266,588

Total	$163,537,209	$25,219,622	$—	$188,756,831

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(772,313)	$—	$(772,313)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

There were no transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2013.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2015
Independent Directors:

Leon M. Pollack (72)	Director	Private Investor

Robert M. Solmson (65)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (52)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2016
Independent Directors:

Kenneth S. Davidson (68)	Director

Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (82)	Director	Private Investor

Class III — Directors with Term Expiring in 2014
Independent Director:

Richard Reiss, Jr. (69)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Interested Director:

Ashish Bhutani (53)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) Held During the Past Five Years

Officers(2):

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.